Rule 497(e)

Registration Nos. 333-125751 and 811-21774

FIRST TRUST EXCHANGE-TRADED FUND
(the “Trust”)

FIRST TRUST VALUE LINE® DIVIDEND INDEX FUND
FIRST TRUST VALUE LINE® 100 EXCHANGE-TRADED FUND
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2020

The Board of Trustees of First Trust Exchange-Traded Fund (the “Trust”), has approved a transaction to combine the First Trust Value Line® 100 Exchange-Traded Fund (“FVL”), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Value Line® 100 Index, with First Trust Value Line® Dividend Index Fund (“FVD”), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Value Line® Dividend Index. Pursuant to this transaction, FVL shareholders will become shareholders of FVD.

In order for the transaction to occur, the shareholders of FVL must approve the transaction. If approved, shares of FVL would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FVD with an equal aggregate net asset value, and FVL shareholders will become shareholders of FVD.

A special meeting of shareholders of FVL for the purpose of voting on the transaction will be held. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

The Funds will continue sales and redemptions of shares as described in the Funds’ prospectuses. Holders of shares of FVL purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE